Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

and its separate series:

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Next Generation Infrastructure Fund

(the “Funds”)

Supplement dated July 1, 2026, to the Funds’ Prospectus and Statement of Additional Information dated April 30, 2026, as supplemented and amended to date

On June 30, 2026, Brookfield Global Listed Real Estate Fund and Brookfield Next Generation Infrastructure Fund were liquidated. Accordingly, all references to Brookfield Global Listed Real Estate Fund and Brookfield Next Generation Infrastructure Fund are hereby removed from the Prospectus and Statement of Additional Information.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or SAI.

Please retain this Supplement for reference.